WaMu Mortgage Pass-Through Certificates
Series 2003-AR7

Marketing Materials

$[1,749,600,000]
(Approximate Total Notional Balance)

Class X

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: June [4], 2003

WaMu Mortgage Pass-Through Certificates, Series 2003-AR7
$[1,749,600,000]
(Approximate Notional Balance, Subject to +/- 10% Variance)
Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.) (2)	WAL (Yrs) To Auct or Wtd Avg Roll/Mat (3)	Pmt Window (Mths) To Auct or Wtd Avg Roll/Mat (3)	Certificate Interest Rate	Tranche Type	Expected Ratings Moody's/S&P/Fitch
X	Notional (4)	N/A	N/A	(5)	Senior Interest Only	Aaa/AAA/AAA
A-1	$[287,600,000]	0.50/NA	1-12/NA	Fixed (6)	Senior	Aaa/AAA/AAA
A-2	$[123,600,000]	1.25/NA	12-18/NA	Fixed (6)	Senior	Aaa/AAA/AAA
A-3	$[199,200,000]	2.00/NA	18-31/NA	Fixed (6)	Senior	Aaa/AAA/AAA
A-4	$[134,000,000]	3.00/NA	31-42/NA	Fixed (6)	Senior	Aaa/AAA/AAA
A-5	$[126,300,000]	4.11/NA	42-58/NA	Fixed (6)	Senior	Aaa/AAA/AAA
A-6	$[278,900,000]	4.83/NA	58-58/NA	Fixed (6)	Senior	Aaa/AAA/AAA
A-7	$[520,000,000]	2.62/3.34	1-60/1-360	Fixed (7)	Senior	Aaa/AAA/AAA
A-8	[80,000,000]	2.58/NA	1-58/NA	Fixed (6)	Senior	Aaa/AAA/AAA
R	$100				Senior/Residual	Aaa/AAA/AAA
B-1	$[18,900,000]	Information Not Provided Hereby			Subordinate	Aa2/AA/AA
B-2	$[14,400,000]				Subordinate	A2/A/A
B-3	$[7,200,000]				Subordinate	Baa2/BBB/BBB
B-4	$[2,700,000]				Subordinate	Ba2/BB/BB
B-5	$[2,700,000]	Privately Offered Certificates			Subordinate	B2/B/B
B-6	$[4,499,900]				Subordinate	NR/NR/NR
Total:	$[1,800,000,000]

(1)	The Class A Certificates (other than the Class A-7 Certificates) are subject to a Mandatory Auction Call on the Distribution Date in [April 2008], the “Auction Distribution Date.”

(2)	The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3)	WAL and Payment Window for the Class A Certificates (other than the Class A-7 Certificates) are shown to the Auction Distribution Date. WAL and Payment Window for the Class A-7 Certificates are shown to the Weighted Average Roll (as described herein) and to maturity.

(4)	On each Distribution Date on or prior to the Distribution Date in [June 2008], the Notional Amount of the Class X Certificates will be equal to the aggregate principal balance of the Class A Certificate. On the Closing Date, the Notional Amount of the Class X Certificates will be equal to approximately $[1,749,600,000]. On each Distribution Date after the Distribution Date in [June 2008], the Notional Amount of the Class X will be equal to zero. The Class X Certificates will accrue interest on its related Notional Amount and will not be entitled to any payment of principal.

(5)	The Class X Certificates will accrue, based on its Notional Balance, as described above, up to and including the Distribution Date in [June 2008], at a variable rate equal to the excess, if any, of (i) the weighted average pass-through rate of the Mortgage Loans over (ii) weighted average of the certificate interest rate of the Class A-5, Class A-7 and Class A-8 Certificates, weighted on the basis of the principal balance of the Class A-1 thru Class A-6 Certificates, the Class A-7 and Class A-8 Certificates, respectively. After the Distribution Date in [June 2008], the Class X Certificates will not accrue any interest.

(6)	For every Distribution Date on or prior to the Auction Distribution Date, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Mandatory Auction, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the Net WAC of the Mortgage Loans.

(7)	For every Distribution Date on or prior to the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

3

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and Master Servicer:	Washington Mutual Mortgage Securities Corp. ("WMMSC").
:
Servicer:	Washington Mutual Bank, FA ("WMBFA").
:
Underwriter:	Greenwich Capital Markets, Inc.
:
Co-Managers:	Bear Stearns & Co. Inc., Lehman Brothers and WaMu Capital Corp., a Washington Mutual, Inc. Company.
:
Trustee:	Deutsche Bank National Trust Company.
:
Rating Agencies:	Moody's, S&P and Fitch will rate the Certificates, except the Class B-6 Certificates. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet
:
Cut-off Date:	June 1, 2003.
:
Expected Pricing Date:	On or about June [6], 2003.
:
Closing Date:	On or about June 25, 2003.
:
Distribution Date:	The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in July 2003.
:
Servicing Fee:	0.50% per annum of the aggregate principal balance of the Mortgage Loans.
:
Master Servicing Fee:	0.05% per annum of the aggregate principal balance of the Mortgage Loans.
:
Certificates:	The Class X Certificates (the "Class X Certificates" or "Offered Certificates") are being offered publicly.
:
The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Certificates (the "Class A Certificates"), the Class X Certificates and the Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates".
:
Accrued Interest:	The Class X, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Certificates settle with accrued interest. The price to be paid by investors for the Class X, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (24 days).
:
The Class A-1 and Class A-2 Certificates settle flat.

4

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:	The interest accrual period with respect to the Class X, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis)
:
The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis)
:
Registration:	The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System
:
Federal Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.
:
ERISA Eligibility:	The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class X Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.
:
SMMEA Treatment:	The Offered Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.
:
Auction Administrator:	Deutsche Bank National Trust Company.
:
Mandatory Auction:	Five business days prior to the Distribution Date in [April 2008] (the "Auction Distribution Date"), the Auction Administrator will auction each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-8 Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-8 Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator.
:
:	The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price
:
Swap Counterparty:	Greenwich Capital Derivatives, Inc. The Royal Bank of Scotland, Plc. ("RBS") will guarantee the obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of RBS are rated "AA-" by S&P, "AA" by Fitch and "Aa1" by Moody's.

5

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Auction Price:	The price at which the Auction Administrator sells each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-8 Certificates to the third-party investors.
:
Par Price:	With respect to each of the Class A-3, Class A-4, Class A-5, Class A-6 and Class A-8 Certificates, the sum of (i) the principal balance of the related Class A-3, Class A-4, Class A-5, Class A-6 and Class A-8 Certificates, after reducing the principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A-3, Class A-4, Class A-5, Class A-6 and Class A-8 Certificates, after reducing the principal balance of such class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such class A-3, Class A-4, Class A-5, Class A-6 and Class A-8 Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.
:
With respect to each of the Class A-1 and Class A-2 Certificates, the principal balance of the related Class A-1 and Class A-2 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date.
:
Optional Termination:	The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").
:
Weighted Average Roll Date:	The Distribution Date in [June 2008].
:
Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $[1,014,824,154] (the "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each Mortgage Loan has an original term to maturity of 30 years. As of the Cut-off Date, approximately [80.77]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.
:
On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,800,000,000], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

6

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.
:
Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.
:
Shifting Interest:	Until the first Distribution Date occurring after [June 2010], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.
:
The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
July 2003 - June 2010	0% Pro Rata Share
July 2010 - June 2011	30% Pro Rata Share
July 2011 - June 2012	40% Pro Rata Share
July 2012 - June 2013	60% Pro Rata Share
July 2013 - June 2014	80% Pro Rata Share
July 2014 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [July 2006], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [July 2006], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.
:
In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.
:
Allocation of Realized Losses:	Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X Certificates, in the case of the principal portion of such losses) until each respective class principal balance has been reduced to zero.
:
Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates, in the case of the principal portion of such losses) on a pro rata basis.

7

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of
Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)	Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate; 2) Class R Certificate, principal, until its balance is reduced to zero; 3) To the Class A Certificates, concurrently, paid pro-rata:

(a)	To the Class A Certificates (except the Class A-7 and Class A-8 Certificates), sequentially, principal, until their respective certificate principal balances are reduced to zero;

(b)	To the Class A-7 and Class A-8 Certificates concurrently, pro-rata until their respective certificate principal balances are reduced to zero;

4)	Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

5)	Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

6)	Class R Certificate, any remaining amount.

8

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

9

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class X to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
1.52568	53.970	46.958	39.762	32.335	24.629	8.313	-0.352
MDUR (yr)	1.13	1.16	1.19	1.23	1.27	1.35	1.41
First Prin Pay	07/25/03	07/25/03	07/25/03	07/25/03	07/25/03	07/25/03	07/25/03
Last Prin Pay	06/25/08	06/25/08	06/25/08	06/25/08	06/25/08	06/25/08	06/25/08

10

RBS Greenwich Capital

WaMu Mortgage Pass-Through Certificates
Series 2003-AR7

Marketing Materials

$[1,749,600,000]
(Approximate)

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: June [2], 2003

WaMu Mortgage Pass-Through Certificates, Series 2003-AR7
$[1,749,600,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.) (2)	WAL (Yrs) To Auct or Wtd Avg Roll/Mat (3)	Pmt Window (Mths) To Auct or Wtd Avg Roll/Mat (3)	Interest Rate Type	Tranche Type	Expected Ratings [Moody's/S&P/Fitch]
A-1	$[287,600,000]	0.50/NA	1-12/NA	Fixed (4)	Senior	Aaa/AAA/AAA
A-2	$[123,600,000]	1.25/NA	12-18/NA	Fixed (4)	Senior	Aaa/AAA/AAA
A-3	$[199,200,000]	2.00/NA	18-31/NA	Fixed (4)	Senior	Aaa/AAA/AAA
A-4	$[134,000,000]	3.00/NA	31-42/NA	Fixed (4)	Senior	Aaa/AAA/AAA
A-5	$[126,300,000]	4.11/NA	42-58/NA	Fixed (4)	Senior	Aaa/AAA/AAA
A-6	$[278,900,000]	4.83/NA	58-58/NA	Fixed (4)	Senior	Aaa/AAA/AAA
A-7	$[600,000,000]	2.62/3.34	1-60/1-360	Fixed (5)	Senior	Aaa/AAA/AAA
R	$100				Senior/Residual	Aaa/AAA/AAA
X	Notional				Senior IO	Aaa/AAA/AAA
B-1	$[18,900,000]	Information Not Provided Hereby			Subordinate	Aa2/AA/AA
B-2	$[14,400,000]				Subordinate	A2/A/A
B-3	$[7,200,000]				Subordinate	Baa2/BBB/BBB
B-4	$[2,700,000]				Subordinate	Ba2/BB/BB
B-5	$[2,700,000]	Privately Offered Certificates			Subordinate	B2/B/B
B-6	$[4,499,900]				Subordinate	NR/NR
Total:	$[1,800,000,000]

(1)	The Class A Certificates (other than the Class A-7 Certificates) are subject to a Mandatory Auction Call (as described herein).

(2)	The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3)	WAL and Payment Window for the Class A Certificates (other than the Class A-7 Certificates) are shown to the Auction Distribution Date (as described herein). WAL and Payment Window for the Class A-7 Certificates are shown to the Weighted Average Roll Date (as described herein) and to Maturity.

(4)	For every Distribution Date on or prior to the Auction Distribution Date, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the Net WAC of the Mortgage Loans.

(5)	For every Distribution Date on or prior to the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and Master Servicer:	Washington Mutual Mortgage Securities Corp. ("WMMSC").
:
Servicer:	Washington Mutual Bank, FA ("WMBFA").
:
Underwriter:	Greenwich Capital Markets, Inc.
:
Co-Managers:	Bear Stearns & Co. Inc., Lehman Brothers and WaMu Capital Corp., a Washington Mutual, Inc. Company.
:
Trustee:	Deutsche Bank National Trust Company.
:
Rating Agencies:	Moody's, S&P and Fitch will rate the Certificates, except the Class B-6 Certificates. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet
:
Cut-off Date:	June 1, 2003.
:
Expected Pricing Date:	On or about June [6], 2003.
:
Closing Date:	On or about June 25, 2003.
:
Distribution Date:	The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in July 2003.
:
Servicing Fee:	[0.50%] per annum of the principal balance of each Mortgage Loans.
:
Master Servicing Fee:	[0.05%] per annum of the principal balance of each Mortgage Loans.
:
Certificates:	The “Senior Certificates” will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (the “Class A Certificates”), the Class X Certificates and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.” The Senior Certificates (the “Offered Certificates”) are being offered publicly.
:
Accrued Interest:	The Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates settle with accrued interest. The price to be paid by investors for the Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (24 days).
:
The Class A-1 and Class A-2 Certificates settle flat.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:	The interest accrual period with respect to the Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).
:
The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis)
:
Registration:	The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System
:
Federal Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.
:
ERISA Eligibility:	The Class A Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.
:
SMMEA Treatment:	The Offered Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.
:
Auction Administrator:	Deutsche Bank National Trust Company.
:
Mandatory Auction:	Five business days prior to the Distribution Date in [April 2008] (the "Auction Distribution Date"), the Auction Administrator will auction each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator.
:
:	The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price
:
Swap Counterparty:	Greenwich Capital Derivatives, Inc. The Royal Bank of Scotland, Plc. ("RBS") will guarantee the obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of RBS are rated "AA-" by S&P, "AA" by Fitch and "Aa1" by Moody's.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Auction Price:	The price at which the Auction Administrator sells each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates to the third-party investors.
:
Par Price:	With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A-3, Class A-4, Class A-5 and Class A-6 Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.
:
With respect to each of the Class A-1 and Class A-2 Certificates, the principal balance of the related Class A-1 and Class A-2 Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution Date.
:
Optional Termination:	The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").
:
Weighted Average Roll Date:	The Distribution Date in [June 2008].
:
Mortgage Loans:	As of May 1, 2003, the aggregate principal balance of the mortgage loans described herein is approximately $[1,014,824,154] (the "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each Mortgage Loan has an original term to maturity of 30 years. As of the Cut-off Date, approximately [80.77]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.
:
On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,800,000,000], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.
:
Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.
:
Shifting Interest:	Until the first Distribution Date occurring after [June 2010], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.
:
The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
July 2003 - June 2010	0% Pro Rata Share
July 2010 - June 2011	30% Pro Rata Share
July 2011 - June 2012	40% Pro Rata Share
July 2012 - June 2013	60% Pro Rata Share
July 2013 - June 2014	80% Pro Rata Share
July 2014 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [July 2006], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [July 2006], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.
:
In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.
:

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of Realized Losses:	Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X Certificates, in the case of the principal portion of such losses) until each respective class principal balance has been reduced to zero.
:
Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates on a pro rata basis.

Certificates Priority of
Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)	Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

2)	Class R Certificate, principal, until its balance is reduced to zero;

3)	To the Class A Certificates, concurrently, paid pro-rata:

(a)	To the Class A Certificates (except the Class A-7 Certificates), sequentially, principal, until their respective certificate principal balances are reduced to zero;

(b)	To the Class A-7 Certificates principal until its certificate principal balance is reduced to zero;

4)	Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

5)	Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

6)	Class R Certificate, any remaining amount.

RBS Greenwich Capital

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class A-1 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	1.565	1.565	1.565	1.565	1.565	1.565
WAL (yr)	1.27	0.85	0.63	0.50	0.41	0.30
MDUR (yr)	1.24	0.83	0.62	0.49	0.41	0.30
First Prin Pay	07/25/2003	07/25/2003	07/25/2003	07/25/2003	07/25/2003	07/25/2003
Last Prin Pay	01/25/2003	03/25/2005	09/25/2004	06/25/2004	04/25/2004	01/25/2004

Class A-2 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	2.157	2.157	2.157	2.157	2.157	2.157
WAL (yr)	3.28	2.16	1.60	1.25	1.02	0.72
MDUR (yr)	3.14	2.09	1.55	1.22	1.00	0.71
First Prin Pay	01/25/2006	03/25/2005	09/25/2004	06/25/2004	04/25/2004	01/25/2004
Last Prin Pay	06/25/2007	02/25/2006	05/25/2005	12/25/2004	09/25/2004	04/25/2004

Class A-3 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	2.710	2.673	2.654	2.634	2.613	2.567
WAL (yr)	4.69	3.48	2.56	2.00	1.62	1.15
MDUR (yr)	4.35	3.28	2.44	1.92	1.57	1.12
First Prin Pay	06/25/2007	02/25/2006	05/25/2005	12/25/2004	09/25/2004	04/25/2004
Last Prin Pay	04/25/2008	11/25/2007	09/25/2006	01/25/2006	07/25/2005	11/25/2004

Class A-4 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	3.084	3.073	3.034	3.018	3.002	2.966
WAL (yr)	4.83	4.78	3.86	3.00	2.43	1.71
MDUR (yr)	4.43	4.39	3.59	2.83	2.31	1.65
First Prin Pay	04/25/2008	11/25/2007	09/25/2006	01/25/2006	07/25/2005	11/25/2004
Last Prin Pay	04/25/2008	04/25/2008	12/25/2007	12/25/2006	04/25/2006	06/25/2005

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class A-5 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	3.183	3.183	3.173	3.134	3.122	3.094
WAL (yr)	4.83	4.83	4.80	4.11	3.31	2.32
MDUR (yr)	4.42	4.42	4.39	3.80	3.10	2.21
First Prin Pay	04/25/2008	04/25/2008	12/25/2007	12/25/2006	04/25/2006	06/25/2005
Last Prin Pay	04/25/2008	04/25/2008	04/25/2008	04/25/2008	04/25/2007	02/25/2006

Class A-6 to Auction Distribution Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	3.044	3.044	3.044	3.043	3.031	3.011
WAL (yr)	4.83	4.83	4.83	4.83	4.68	3.98
MDUR (yr)	4.44	4.44	4.44	4.44	4.30	3.69
First Prin Pay	04/25/2008	04/25/2008	04/25/2008	04/25/2008	04/25/2007	02/25/2006
Last Prin Pay	04/25/2008	04/25/2008	04/25/2008	04/25/2008	04/25/2008	04/25/2008

Class A-7 to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
101-16	3.443	3.377	3.303	3.220	3.126	2.900
WAL (yr)	3.85	3.38	2.98	2.62	2.30	1.79
MDUR (yr)	3.49	3.08	2.73	2.42	2.15	1.69
First Prin Pay	07/25/2003	07/25/2003	07/25/2003	07/25/2003	07/25/2003	07/25/2003
Last Prin Pay	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008

Class A-7 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
101-16	3.396	3.362	3.311	3.240	3.153	2.926
WAL (yr)	7.68	5.53	4.21	3.34	2.72	1.92
MDUR (yr)	6.09	4.60	3.64	2.96	2.47	1.80
First Prin Pay	07/25/2003	07/25/2003	07/25/2003	07/25/2003	07/25/2003	07/25/2003
Last Prin Pay	06/25/2033	06/25/2033	06/25/2033	06/25/2033	06/25/2033	06/25/2033

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2003-AR7
30 Year 5/1 Hybrid ARM Mortgage Loans
Preliminary Collateral Information As of June 1, 2003(1)

TOTAL CURRENT BALANCE	1,014,824,1	54
NUMBER OF LOANS	1,5	66
			Minim	um	Maxim	um
AVG CURRENT BALANCE	$648,035.	86	$324,000.	00	$1,500,000.	00
AVG ORIGINAL AMOUNT	$648,218.	00	$324,000.	00	$1,500,000.	00
WAVG GROSS COUPON	4.8	90%	3.5	00%	6.0	00%
WAVG GROSS MARGIN	2.7	51%	2.6	00%	3.2	50%
WAVG MAX LOAN RATE	9.8	95%	8.5	00%	11.	250%
WAVG PERIODIC RATE CAP:	2.0	00%	2.0	00%	2.0	00%
WAVG FIRST RATE CAP:	5.0	00%	5.0	00%	5.0	00%
WAVG ORIGINAL LTV	64.	18%	12.	50%	95.	00%
WAVG FICO SCORE	744		620		812
WAVG ORIGINAL TERM:	360	months	360	months	360	months
WAVG REMAINING TERM:	360	months	351	months	360	months
WAVG SEASONING:	0	months	0	months	9	months
WAVG NEXT RATE RESET:	60	months	51	months	60	months
WAVG RATE ADJ FREQ:	12	months	12	months	12	months
WAVG FIRST RATE ADJ FREQ:	60	months	60	months	60	months
WAVG PREPAY TERM:	36	months	0	months	36	months

TOP STATE CONC ($): MAXIMUM ZIP CODE CONC ($):	59.28 % California, 4.87 % Illinois, 4.62 % New York 1.56% 94022

FIRST PAY DATE:	Oct 01, 2002	Jul 01, 2003
RATE CHG DATE:	Sep 01, 2007	Jun 01, 2008
MATURE DATE:	Sep 01, 2032	Jun 01, 2033

(1)Actual balances are as of May 1, 2003.

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

PRODUCT:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5/1 Hybrid	391	195,105,039.56	19.23
5/1 I/O Hybrid	1,175	819,719,114.31	80.77
Total	1,566	1,014,824,153.87	100.00

CURRENT BALANCE(S):			Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
324,000	-	400,000	281	103,590,392.02	10.21
400,001	-	500,000	341	154,583,645.29	15.23
500,001	-	600,000	264	145,665,497.91	14.35
600,001	-	700,000	167	108,811,627.78	10.72
700,001	-	800,000	134	101,382,155.48	9.99
800,001	-	900,000	87	74,432,549.76	7.33
900,001	-	1,000,000	133	129,679,795.44	12.78
1,000,001	-	1,100,000	54	57,176,725.00	5.63
1,100,001	-	1,200,000	28	32,174,200.00	3.17
1,200,001	-	1,300,000	23	29,131,250.00	2.87
1,300,001	-	1,400,000	18	24,716,000.00	2.44
1,400,001	-	1,500,000	36	53,480,315.19	5.27

Total			1,566	1,014,824,153.87	100.00

GROSS COUPON (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
3.50000- 3.50000	7	5,194,354.75	0.51
3.50001- 3.75000	3	2,193,574.00	0.22
3.75001- 4.00000	12	7,185,812.50	0.71
4.00001- 4.25000	32	18,661,862.76	1.84
4.25001- 4.50000	55	36,226,605.49	3.57
4.50001- 4.75000	401	277,188,741.65	27.31
4.75001- 5.00000	689	450,071,218.02	44.35
5.00001- 5.25000	265	163,613,255.98	16.12
5.25001- 5.50000	75	40,845,181.13	4.02
5.50001- 5.75000	17	8,969,476.11	0.88
5.75001- 6.00000	10	4,674,071.48	0.46

Total	1,566	1,014,824,153.87	100.00

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

GROSS MARGIN(%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
2.600 - 2.750	1,560	1,010,821,525.83	99.61
2.751-3.000	4	3,288,628.04	0.32
3.001-3.250	2	714,000.00	0.07

Total	1,566	1,014,824,153.87	100.00

MAX LOAN RATE(%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
8.50-8.500	7	5,194,354.75	0.51
8.50-8.750	3	2,193,574.00	0.22
8.75-9.000	10	5,825,426.00	0.57
9.00-9.250	33	19,640,612.76	1.94
9.25-9.500	54	35,289,105.49	3.48
9.50-9.750	400	277,172,241.65	27.31
9.75-10.000	685	448,153,257.19	44.16
10.00-10.250	263	162,483,226.38	16.01
10.25-10.500	76	41,541,681.13	4.09
10.50-10.750	19	9,923,476.11	0.98
10.75-11.000	14	6,621,668.81	0.65
11.00-11.250	2	785,529.60	0.08

Total	1,566	1,014,824,153.87	100.00

PERIODIC RATE CAP(%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
2.000	1,566	1,014,824,153.87	100.00

Total	1,566	1,014,824,153.87	100.00

FIRST RATE CAP(%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
5.000	1,566	1,014,824,153.87	100.00

Total	1,566	1,014,824,153.87	100.00

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
360	1,566	1,014,824,153.87	100.00

Total	1,566	1,014,824,153.87	100.00

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
351-360	1,566	1,014,824,153.87	100.00

Total	1,566	1,014,824,153.87	100.00

SEASONING (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
‹= 0	1,069	704,405,831.16	69.61
1-9	497	308,418,322.71	30.39

Total	1,566	1,014,824,153.87	100.00

NEXT RATE RESET (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
‹= 58	84	45,422,153.83	4.48
59- 59	413	262,996,168.88	25.92
60- 60	1,069	706,405,831.16	69.61

Total	1,566	1,014,824,153.87	100.00

RATE CHANGE DATE (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
09/01/07	2	896,068.89	0.09
10/01/07	3	1,299,183.88	0.13
11/01/07	4	2,048,208.75	0.20
12/01/07	9	6,691,966.72	0.66
01/01/08	12	6,131,668.68	0.60
02/01/08	11	5,778,197.51	0.57
03/01/08	13	6,959,295.30	0.69
04/01/08	30	15,617,564.10	1.54
05/01/08	413	262,996,168.88	25.92
06/01/08	1,069	706,405,831.16	69.61

Total	1,566	1,014,824,153.87	100.00

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
12.50-15.00	2	1,938,700.00	0.19
15.01-20.00	6	4,417,000.00	0.44
20.01-25.00	12	7,171,500.00	0.71
25.01-30.00	18	13,459,150.00	1.33
30.01-35.00	24	18,082,793.32	1.78
35.01-40.00	32	23,920,750.00	2.36
40.01-45.00	48	31,471,363.75	3.10
45.01-50.00	76	51,319,287.00	5.06
50.01-55.00	89	61,514,440.18	6.06
55.01-60.00	115	82,005,328.70	8.08
60.01-65.00	252	198,338,804.25	19.54
65.01-70.00	237	168,464,255.70	16.60
70.01-75.00	315	178,812,235.05	17.62
75.01-80.00	326	168,299,651.00	16.58
80.01-85.00	1	355,000.00	0.03
85.01-90.00	7	2,925,118.49	0.29
90.01-95.00	6	2,328,776.43	0.23

Total	1,566	1,014,824,153.87	100.00

FICO SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
620	7	3,206,150.00	0.32
621-640	18	8,695,631.56	0.86
641-660	21	10,912,018.89	1.08
661-680	38	21,335,228.84	2.10
681-700	81	48,842,910.61	4.81
701-720	230	157,034,324.96	15.47
721-740	302	190,765,645.12	18.80
741-760	314	209,067,055.03	20.60
761-780	323	218,554,427.48	21.54
781-800	203	128,851,976.00	12.70
801-812	29	17,558,785.38	1.73

Total	1,566	1,014,824,153.87	100.00

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
Reduced Documentation	867	615,823,586.70	60.68
Full Documentation	699	399,000,567.17	39.32

Total	1,566	1,014,824,153.87	100.00

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
Primary	1,509	979,082,609.65	96.48
Second Home	57	35,741,544.22	3.52

Total	1,566	1,014,824,153.87	100.00

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
Single Family	1,440	938,216,638.24	92.45
Condominium	121	73,994,915.63	7.29
Cooperative	5	2,612,600.00	0.26

Total	1,566	1,014,824,153.87	100.00

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
Rate/Term Refinance	807	530,133,212.47	52.24
Cash Out Refinance	445	290,799,238.97	28.66
Purchase	314	193,891,702.43	19.11

Total	1,566	1,014,824,153.87	100.00

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
Alabama	1	450,000.00	0.04
Arizona	23	15,262,333.49	1.50
California	881	601,553,360.50	59.28
Colorado	51	29,121,925.42	2.87
Connecticut	28	19,969,838.78	1.97
Delaware	4	2,738,000.00	0.27
District of Columbia	12	6,538,300.00	0.64
Florida	59	36,234,012.55	3.57
Georgia	22	12,477,112.16	1.23
Idaho	1	1,323,000.00	0.13
Illinois	86	49,454,418.64	4.87
Indiana	3	1,423,400.00	0.14
Kansas	2	1,097,460.00	0.11
Kentucky	1	549,791.03	0.05
Maryland	33	20,014,409.28	1.97
Massachusetts	64	36,784,068.15	3.62
Michigan	32	16,952,547.74	1.67
Minnesota	7	4,770,500.00	0.47
Missouri	9	5,541,572.00	0.55
Montana	1	373,323.00	0.04
Nevada	12	8,609,033.16	0.85
New Hampshire	3	2,720,000.00	0.27
New Jersey	19	9,599,335.28	0.95
New York	65	46,852,275.00	4.62
North Carolina	9	5,085,919.07	0.50
Ohio	8	5,955,000.00	0.59
Oregon	4	2,420,210.00	0.24
Pennsylvania	1	860,000.00	0.08
Rhode Island	3	1,279,000.00	0.13
South Carolina	13	7,448,345.62	0.73
Tennessee	1	421,153.26	0.04
Texas	24	13,422,529.43	1.32
Utah	2	1,072,000.00	0.11
Virginia	10	5,134,535.62	0.51
Washington	67	38,291,603.65	3.77
Wisconsin	4	2,564,333.82	0.25
Wyoming	1	459,507.22	0.05

Total	1,566	1,014,824,153.87	100.00

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NORTH/SOUTH CA BREAKOUT:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
CA-NORTH	499	343,078,697.81	33.81
CA-SOUTH	382	258,474,662.69	25.47
OUTSIDE CA	685	413,270,793.37	40.72

Total	1,566	1,014,824,153.87	100.00

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

TOP FIFTY ZIP CODE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cutt-off Date
94022 Los Altos, CA	17	15,787,525.00	1.56
92651 Laguna Beach, CA	12	10,997,000.00	1.08
92660 Newport Beach, CA	15	10,748,200.00	1.06
94010 Burlingame, CA	13	10,616,619.02	1.05
94941 Muir Woods, CA	10	10,104,000.00	1.00
90210 Beverly Hills, CA	12	10,061,500.00	0.99
95070 Saratoga, CA	9	9,829,500.00	0.97
94904 Greenbrae, CA	9	9,529,400.00	0.94
94025 Menlo Park, CA	11	9,035,750.00	0.89
92657 Newport Beach, CA	9	8,764,000.00	0.86
94611 Oakland, CA	11	8,702,600.00	0.86
95014 Cupertino, CA	11	8,695,750.00	0.86
94539 Fremont, CA	13	8,188,700.00	0.81
94566 Pleasanton, CA	10	8,094,932.16	0.80
92679 Trabuco, CA	12	8,013,800.00	0.79
90049 Brentwood, CA	9	7,971,000.00	0.79
90272 Pacific Palisades, CA	9	7,881,500.00	0.78
94024 Los Altos, CA	9	7,856,000.00	0.77
94301 Palo Alto, CA	8	7,774,775.00	0.77
95030 Los Gatos, CA	9	7,703,000.00	0.76
94027 Atherton, CA	8	7,471,000.00	0.74
94506 Danville, CA	8	6,695,600.00	0.66
60614 Chicago, IL	11	6,461,650.00	0.64
94507 Alamo, CA	6	5,959,000.00	0.59
10021 New York, NY	6	5,815,000.00	0.57
85253 Scottsdale, AZ	6	5,759,800.00	0.57
91302 Calabasas, CA	9	5,734,800.00	0.57
90402 Santa Monica, CA	6	5,509,000.00	0.54
92625 Corona del Mar, CA	8	5,433,597.00	0.54
94402 San Mateo, CA	7	5,296,000.00	0.52
98004 Bellevue, WA	6	5,252,000.00	0.52
92037 La Jolla, CA	6	5,251,000.00	0.52
92024 Leucadia, CA	7	5,061,180.00	0.50
94062 Woodside, CA	8	5,015,000.00	0.49
90024 Village, CA	7	5,009,000.00	0.49
90266 Manhattan Beach, CA	6	4,894,000.00	0.48
20854 Potomac, MD	6	4,544,022.50	0.45
94583 San Ramon, CA	9	4,534,390.00	0.45
95120 San Jose, CA	8	4,532,000.00	0.45
06880 Westport, CT	5	4,245,000.00	0.42
92677 Laguna Beach, CA	8	4,228,250.00	0.42
94549 Lafayette, CA	5	4,069,250.00	0.40
10024 New York, NY	7	4,061,600.00	0.40
94061 Redwood City, CA	7	4,047,600.00	0.40
94526 Danville, CA	7	4,043,000.00	0.40
94901 San Rafael, CA	5	3,948,500.00	0.39
60035 Highland Park, IL	7	3,907,500.00	0.39
93108 Montecito, CA	4	3,828,000.00	0.38
95037 Morgan Hill, CA	5	3,824,400.00	0.38
94920 Tiburon, CA	4	3,759,750.00	0.37

Total	420	334,546,440.68	32.97

RBS Greenwich Capital